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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                           --------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       October 23, 1998
                                                --------------------------------


                                NATIONSRENT, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                          001-14299                      31-1570069
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(State or Other Jurisdiction     (Commission                   (IRS Employer
of Incorporation)                File Number)                Identification No.)


     450 East Las Olas Boulevard, Suite 1400, Ft. Lauderdale, Florida 33301
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code      (954) 760-6550
                                                  ------------------------------

                                       N/A
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          (Former Name or Former Address; if Changed Since Last Report)




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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On October 23, 1998, NationsRent, Inc., a Delaware corporation (the "Company") acquired substantially all of the assets of Ray L. O'Neal, Inc., a Texas corporation ("RLOI") and Arenco, L.L.C., a Texas limited liability company ("ALLC") (RLOI and ALLC collectively operating as "A-1 Rentals"), pursuant to an Amended and Restated Asset Purchase Agreement dated as of September 9, 1998, among the Company, RLOI, ALLC, Don R. O'Neal, Elizabeth M. O'Neal and the O'Neal Revocable Trust dated December 29, 1987 (the "Purchase Agreement"). The aggregate consideration paid by the Company for A-1 Rentals consisted of approximately (i) $100.7 million in cash, (ii) $50 million in six-year six percent unsecured convertible subordinated promissory notes and (iii) $28.1 million in four-year eight percent unsecured subordinated promissory notes. Also, upon the satisfaction of certain post-closing earnings targets, the Company shall pay additional consideration of $10 million in cash and $10 million in shares of the Company's Common Stock. The cash paid for A-1 Rentals primarily came from the Company's credit facility with a syndicate of lenders and BankBoston as agent. A-1 Rentals specializes in the rental of construction and industrial equipment and has 13 locations serving the Dallas/Ft. Worth and Austin markets in Texas. The Company intends to operate A-1 Rentals under its NationsRent brand name.

         In addition, upon consummation of the transaction, Mr. Don R. O'Neal was elected to serve as President and Chief Operating Officer of the Company.

         This Current Report on Form 8-K is qualified in its entirety by, and should be read in conjunction with, the Purchase Agreement and other documents filed as exhibits to this report and incorporated herein by reference.




















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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The Company undertakes to file applicable historical financial statements of A-1 Rentals within 60 days from the date this Current Report on Form 8-K must be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The Company undertakes to file applicable pro forma financial information relating to the acquisition of A-1 Rentals within 60 days from the date this Current Report on Form 8-K must be filed.

         (c)      EXHIBITS.

    Exhibit
      No.                                Description
      ---                                -----------
      10.1       Amended and Restated Purchase Agreement dated as of September
                 9, 1998, by and among NationsRent, Inc., Ray L. O'Neal, Inc.,
                 Arenco, L.L.C., Don R. O'Neal, Elizabeth M. O'Neal and the
                 O'Neal Revocable Trust dated December 29, 1987.

      10.2       Unsecured Convertible Subordinated Promissory Note dated as of
                 October 23, 1998 from NationsRent, Inc. to Ray L. O'Neal, Inc.





































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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 1998                   NATIONSRENT, INC.

                                   By: /s/ Joseph H. Izhakoff
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                                       Joseph H. Izhakoff, Vice President and
                                         General Counsel






























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